UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2008

BANCROFT URANIUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50366	94-3409449
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)
8655 East Via De Ventura, Suite G200 Scottsdale, AZ		85258
(Address of principal executive offices)		(Zip Code)
(480) 346-1460
(Registrant's telephone number, including area code) (480) 346-1461 FAX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2008, the Board of Directors of Bancroft Unranium Inc. (the "Company") accepted the resignation of P. Leslie Hammond from his position as as a Director.  There were no disputes between the Company and Mr. Hammond leading to the resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCROFT URANIUM INC.

Dated: October 2, 2008	By:	/s/ Robert McIntosh
Name: Robert McIntosh
Title: President and CEO